INVESCO INTERNATIONAL GROWTH FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-6463
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 32,347
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $     85
           Class C                                                      $  1,030
           Class R                                                      $  1,139
           Class Y                                                      $ 50,448
           Class R5                                                     $ 25,940
           Class R6                                                     $ 12,412

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.3846
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $ 0.1553
           Class C                                                      $ 0.1553
           Class R                                                      $ 0.3078
           Class Y                                                      $ 0.4664
           Class R5                                                     $ 0.4922
           Class R6                                                     $ 0.5186

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        75,633
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           315
           Class C                                                         5,686
           Class R                                                         3,304
           Class Y                                                       109,613
           Class R5                                                       46,903
           Class R6                                                       24,358

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  30.83
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $  28.22
           Class C                                                      $  28.25
           Class R                                                      $  30.41
           Class Y                                                      $  30.96
           Class R5                                                     $  31.37
           Class R6                                                     $  31.38

INVESCO GLOBAL SMALL & MID CAP GROWTH                            SUB-ITEM 77Q3
FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-6463
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 2,652
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $     -
           Class C                                                      $     -
           Class Y                                                      $   132
           Class R5                                                     $   124

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.0987
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $     -
           Class C                                                      $     -
           Class Y                                                      $0.1489
           Class R5                                                     $0.1730

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       25,767
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          288
           Class C                                                        1,638
           Class Y                                                          902
           Class R5                                                         738

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 17.52
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 14.41
           Class C                                                      $ 14.42
           Class Y                                                      $ 17.58
           Class R5                                                     $ 17.45

INVESCO GLOBAL GROWTH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-6463
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                       $ 1,631
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class Y                                                       $    59
           Class R5                                                      $     -
           Class R6                                                      $    12

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                       $0.1489
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class Y                                                       $0.2206
           Class R5                                                      $0.2663
           Class R6                                                      $0.2663

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        11,123
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                            88
           Class C                                                           923
           Class Y                                                           448
           Class R5                                                            -
           Class R6                                                       11,479

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                       $ 28.00
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                       $ 25.73
           Class C                                                       $ 25.74
           Class Y                                                       $ 28.09
           Class R5                                                      $ 27.91
           Class R6                                                      $ 27.91

INVESCO ASIA PACIFIC GROWTH FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-6463
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $13,896
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $   151
           Class C                                                      $ 1,839
           Class Y                                                      $ 8,971

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.8875
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.6401
           Class C                                                      $0.6401
           Class Y                                                      $0.9725

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       14,787
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          135
           Class C                                                        2,498
           Class Y                                                       10,404

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 31.60
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 29.35
           Class C                                                      $ 29.17
           Class Y                                                      $ 31.69

INVESCO EUROPEAN GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-6463
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                       $ 7,951
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                       $    37
           Class C                                                       $   922
           Class R                                                       $   182
           Class Y                                                       $11,375
           Investor Class                                                $ 2,490

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                       $0.5073
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                       $0.2737
           Class C                                                       $0.2737
           Class R                                                       $0.4284
           Class Y                                                       $0.5936
           Investor Class                                                $0.5141

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        13,780
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                            71
           Class C                                                         2,830
           Class R                                                           394
           Class Y                                                        21,130
           Investor Class                                                  4,507

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                       $ 32.88
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                       $ 30.46
           Class C                                                       $ 30.50
           Class R                                                       $ 32.71
           Class Y                                                       $ 32.98
           Investor Class                                                $ 32.80

INVESCO INTERNATIONAL CORE EQUITY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-6463
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                       $   415
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                       $     2
           Class C                                                       $    23
           Class R                                                       $    15
           Class Y                                                       $    66
           Investor Class                                                $   117
           Class R5                                                      $    46
           Class R6                                                      $   819

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                       $0.1101
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                       $0.0237
           Class C                                                       $0.0237
           Class R                                                       $0.0817
           Class Y                                                       $0.1380
           Investor Class                                                $0.1101
           Class R5                                                      $0.1734
           Class R6                                                      $0.1745

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                         3,379
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                            51
           Class C                                                           841
           Class R                                                           208
           Class Y                                                           322
           Investor Class                                                    966
           Class R5                                                          271
           Class R6                                                        2,539

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                       $ 10.48
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                       $ 10.49
           Class C                                                       $ 10.20
           Class R                                                       $ 10.49
           Class Y                                                       $ 10.66
           Investor Class                                                $ 10.65
           Class R5                                                      $ 10.44
           Class R6                                                      $ 10.43

INVESCO GLOBAL OPPORTUNITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-6463
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                       $    20
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class Y                                                       $    15
           Class R5                                                      $     -
           Class R6                                                      $     -

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                       $0.0211
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class Y                                                       $0.0518
           Class R5                                                      $0.0518
           Class R6                                                      $0.0518

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                           897
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                           220
           Class R                                                            20
           Class Y                                                            35
           Class R5                                                            1
           Class R6                                                            1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                       $ 12.77
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                                                       $ 12.51
           Class R                                                       $ 12.69
           Class Y                                                       $ 12.82
           Class R5                                                      $ 12.83
           Class R6                                                      $ 12.82

INVESCO SELECT OPPORTUNITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 77DD, 773A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-6463
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                       $    -
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                                                       $    -
           Class R                                                       $    -
           Class Y                                                       $    -
           Class R5                                                      $    -
           Class R6                                                      $    -

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                       $    -
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                                                       $    -
           Class R                                                       $    -
           Class Y                                                       $    -
           Class R5                                                      $    -
           Class R6                                                      $    -

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        1,480
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                        1,490
           Class R                                                           22
           Class Y                                                          559
           Class R5                                                           1
           Class R6                                                           1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                       $13.03
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                                                       $12.65
           Class R                                                       $12.91
           Class Y                                                       $13.16
           Class R5                                                      $13.17
           Class R6                                                      $13.16

INVESCO INTERNATIONAL COMPANIES FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-6463
SERIES NO.:         14

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                           308
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                             5
          Class R                                                             1
          Class Y                                                           255
          Class R5                                                            1
          Class R6                                                        4,747

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                        $10.98
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class C                                                        $10.91
          Class R                                                        $10.95
          Class Y                                                        $11.00
          Class R5                                                       $11.00
          Class R6                                                       $11.00

INVESCO GLOBAL RESPONSIBILITY EQUITY                           SUB-ITEM 77Q3
FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-6463
SERIES NO.:         15

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                             5
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                             1
          Class R                                                             1
          Class Y                                                             4
          Class R5                                                            1
          Class R6                                                          129

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                        $10.45
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class C                                                        $10.42
          Class R                                                        $10.44
          Class Y                                                        $10.46
          Class R5                                                       $10.46
          Class R6                                                       $10.46